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                                                       CIT RV TRUST 1998-A

                                                    MONTHLY SERVICER'S REPORT



                                                                                               Due Period                11/30/98
                                                                                               Determination Date        12/10/98
                                                                                               Distribution Date         12/15/98



I.      All Payments on the Contracts                                                                               10,144,094.07
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                             35,831.70
III.    Repurchased Contracts                                                                                                0.00
IV.     Investment Earnings on Collection Account                                                                            0.00
V.      Servicer Monthly Advances                                                                                      334,684.55
VI.     Reimbursement of prior monthly Servicer Advances                                                              -149,037.09
VII.    Incorrect Deposits                                                                                                   0.00

Total available amount in Collection Account                                                                       $10,365,573.23
                                                                                                                   ===============

Draws from the Reserve Account                                                                                              $0.00

Total Distribution                                                                                                 $10,365,573.23


DISTRIBUTION AMOUNTS                                                           Cost per $1000
---------------------------------                                             -----------------

1.   (a)  Class A-1 Note Interest Distribution                                                          351,123.87
     (b)  Class A-1 Note Principal Distribution                                                       7,413,985.73
             Aggregate Class A-1 Note Distribution                              69.95594234                          7,765,109.60

2.   (a)  Class A-2 Note Interest Distribution                                                          463,733.33
     (b)  Class A-2 Note Principal Distribution                                                               0.00
            Aggregate Class A-2 Note Distribution                                4.93333330                            463,733.33

3.   (a)  Class A-3 Note Interest Distribution                                                          269,550.00
     (b)  Class A-3 Note Principal Distribution                                                               0.00
            Aggregate Class A-3 Note Distribution                                4.99166667                            269,550.00

4.   (a)  Class A-4 Note Interest Distribution                                                          406,000.00
     (b)  Class A-4 Note Principal Distribution                                                               0.00
           Aggregate Class A-4 Note Distribution                                 5.07500000                            406,000.00

5.   (a)  Class A-5 Note Interest Distribution                                                          188,700.00
     (b)  Class A-5 Note Principal Distribution                                                               0.00
            Aggregate Class A-5 Note Distribution                                5.10000000                            188,700.00

7.   (a)  Class B Note Interest Distribution                                                             94,350.00
     (b)  Class B Note Principal Distribution                                                                 0.00
            Aggregate Class B Note Distribution                                  5.24166667                             94,350.00

8.   (a)  Certificate Interest Distribution                                                              33,839.83
     (b)  Certificate Principal Distribution                                                                  0.00
            Aggregate  Certificate Distribution                                  5.58333340                             33,839.83

9.    Servicer Payment
      (a)  Servicing Fee                                                                                150,555.57

               Total Servicer Payment                                                                                  150,555.57

10.  Deposits to the Reserve Account                                                                                   993,734.90

Total Distribution                                                                                                 $10,365,573.23
                                                                                                                   ===============

11.  Distribution from the Reserve Account
       (a)  Draws deposited to the Note Distribution Account                                                  0.00
       (b)  Draws deposited to the Certificate distribution Account                                           0.00
       (c)  Distribution to Lender                                                                    1,193,374.39
       (d)  Distribution to Affiliated Owner                                                                  0.00

Total Distribution from the Reserve Account                                                                          1,193,374.39
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            INTEREST
---------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @ 5.830%                                                                 351,123.87
        (b) Class A-2 Notes    @ 5.920%                                                                 463,733.33
        (c) Class A-3 Notes    @ 5.990%                                                                 269,550.00
        (d) Class A-4 Notes    @ 6.090%                                                                 406,000.00
        (e) Class A-5 Notes    @ 6.120%                                                                 188,700.00

                     Aggregate Interest on Class A Notes                                                             1,679,107.20

        (f) Class B Notes @      6.290%                                                                                 94,350.00
        (g) Certificate @        6.700%                                                                                 33,839.83

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                   0.00
        (b) Class A-2 Notes                                                                                   0.00
        (c) Class A-3 Notes                                                                                   0.00
        (d) Class A-4 Notes                                                                                   0.00
        (e) Class A-5 Notes                                                                                   0.00
        (f) Class B Notes                                                                                     0.00

        (g) Certificate                                                                                       0.00


3.   Total Distribution of Interest                                            Cost per $1000
                                                                              -----------------
        (a) Class A-1 Notes                                                      3.16327811             351,123.87
        (b) Class A-2 Notes                                                      4.93333330             463,733.33
        (c) Class A-3 Notes                                                      4.99166667             269,550.00
        (d) Class A-4 Notes                                                      5.07500000             406,000.00
        (e) Class A-5 Notes                                                      5.10000000             188,700.00

                     Total Aggregate Interest on Class A Notes                                                       1,679,107.20

        (f) Class B Notes                                                        5.24166667                             94,350.00

        (g) Certificate                                                          5.58333340                             33,839.83

           PRINCIPAL
---------------------------------

                                                                              No. of Contracts
                                                                              -----------------
1.   Amount of Stated Principal Collected                                                             2,033,800.42
2.   Amount of Principal Prepayment Collected                                       158               5,325,944.30
3.   Amount of Liquidated Contract                                                   1                   54,241.01
4.   Amount of Repurchased Contract                                                  0                        0.00

       Total Formula Principal Distribution Amount                                                                   7,413,985.73

5.   Principal Balance before giving effect to Principal Distribution                              Pool Factor
                                                                                                   -----------
        (a) Class A-1 Notes                                                                         0.6511035       72,272,493.69
        (b) Class A-2 Notes                                                                         1.0000000       94,000,000.00
        (c) Class A-3 Notes                                                                         1.0000000       54,000,000.00
        (d) Class A-4 Notes                                                                         1.0000000       80,000,000.00
        (e) Class A-5 Notes                                                                         1.0000000       37,000,000.00
        (f) Class B Notes                                                                           1.0000000       18,000,000.00

        (g) Certificate                                                                             1.0000000        6,060,865.00


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                  0.00
        (b) Class A-2 Notes                                                                                                  0.00
        (c) Class A-3 Notes                                                                                                  0.00
        (d) Class A-4 Notes                                                                                                  0.00
        (e) Class A-5 Notes                                                                                                  0.00
        (f) Class B Notes                                                                                                    0.00

        (g) Certificate                                                                                                      0.00


7.   Principal Distribution                                                    Cost per $1000
                                                                              -----------------
        (a) Class A-1 Notes                                                     66.79266423                          7,413,985.73
        (b) Class A-2 Notes                                                      0.00000000                                  0.00
        (c) Class A-3 Notes                                                      0.00000000                                  0.00
        (d) Class A-4 Notes                                                      0.00000000                                  0.00
        (e) Class A-5 Notes                                                      0.00000000                                  0.00
        (f) Class B Notes                                                        0.00000000                                  0.00

        (g) Certificate                                                          0.00000000                                  0.00
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8.   Principal Balance after giving effect to Principal Distribution                               Pool Factor
                                                                                                   -----------
        (a) Class A-1 Notes                                                                         0.5843109       64,858,507.96
        (b) Class A-2 Notes                                                                         1.0000000       94,000,000.00
        (c) Class A-3 Notes                                                                         1.0000000       54,000,000.00
        (d) Class A-4 Notes                                                                         1.0000000       80,000,000.00
        (e) Class A-5 Notes                                                                         1.0000000       37,000,000.00
        (f) Class B Notes                                                                           1.0000000       18,000,000.00

        (g) Certificate                                                                             1.0000000        6,060,865.00

           POOL DATA
---------------------------------
                                                                                                     Aggregate
                                                                              No. of Contracts       Pool Balance
                                                                              ----------------       ------------
1.   Pool Stated Principal Balance as of   11/30/98                                10,328           353,919,373.77

2.   Delinquency Information                                                                                      % of Pool Balance
                                                                                                                  -----------------

              (a) 31-59 Days                                                         99               2,701,408.53     0.763%
              (b) 60-89 Days                                                         41               1,252,791.67     0.354%
              (c) 90-119 Days                                                        27                 792,660.84     0.224%
              (d) 120 Days +                                                         53               1,797,829.60     0.508%

3.   Contracts Repossessed during the Due Period                                      0                       0.00

4.   Current Repossession Inventory                                                   1                   9,218.73

5.   Net Liquidation Losses for the related Due Period
       (a)  Principal Balance of Liquidated Receivables                               1                  54,241.01
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                       35,831.70
                                                                                               --------------------
       Total  Net Liquidation Losses for the related Due Period                                                          18,409.31

7.   Cumulative Net Losses on all Liquidated Receivables                              1                                  18,409.31

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.690%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                             163.701

10.  Weighted Average Remaining Original Term to Maturity of all Outstanding Contracts                                    173.456

        TRIGGER ANALYSIS
---------------------------------

1.  (a)  Average Delinquency Rate                                 0.8055%
    (b)  Maximum Average Delinquency Rate                         1.2500%
    (c)  Delinquency Rate Trigger in effect ?                                       NO

2.  (a)  Cumulative Net Loss Rate                                 0.0046%
    (b)  Maximum Cumulative Net Loss Rate                         0.3200%
    (c)  Net Loss Rate Trigger in effect                                            NO

         MISCELLANEOUS
---------------------------------

1.   Monthly Servicing Fees                                                                                            150,555.57

2.   Servicer Advances                                                                                                 334,684.55

3.    (a)  Opening Balance of the Reserve Account                                                                    8,130,000.57
      (b)  Deposits to the Reserve Account                                                              993,734.90
      (c)  Investment Earnings in the Reserve Account                                                    32,824.81
      (d)  Distribution from the Reserve Account                                                     -1,193,374.39
      (e)  Ending Balance of the Reserve Account                                                                     7,963,185.89

4.  Specified Reserve Account Balance                                                                                7,963,185.89

5.  Available Reserve Amount                                                                                 2.25%   7,963,185.89

6.  Reserve Account Loan Activity
      (a)  Distribution on Loan:
                Interest                                                                                  9,592.76
                Principal                                                                             1,183,781.63
                      Total P&I                                                                                      1,193,374.39

      (b)  Beginning Loan Balance                                                                                    2,088,262.76
      (c)  Principal Payment                                                                                         1,183,781.63
      (d)  Ending Loan Balance                                                                                         904,481.13

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